UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 3, 2015

Furmanite Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-05083	74-1191271
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10370 Richmond Avenue, Suite 600 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	713-634-7777

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Furmanite Corporation (NYSE: FRM) (the “Company”) today reported financial results for the second quarter ended June 30, 2015. The press release is attached hereto as Exhibit 99.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 3, 2015, the Board of Directors of the Company (the “Board”) appointed Jeffery G. Davis, age 61, as Interim Executive Chairman, effective immediately. In connection with this appointment, Mr. Davis has resigned from his roles of Lead Independent Director and member of the Audit Committee. Mr. Davis replaces Joseph E. Milliron, who served as Chairman during a transition period following retirement of the Company’s former Chairman earlier this year. Mr. Milliron will continue as Chief Executive Officer and President of the Company and as a member of the Board. The Board has not yet determined the compensation arrangements for Mr. Davis related to his new role.

Mr. Davis’ business experience is set forth on page 10 of the Company’s revised proxy statement on Schedule 14A for its 2015 Annual Meeting of Stockholders, as filed with the Securities and Exchange Commission (“SEC”) on June 11, 2015, and such information is hereby incorporated by reference in this Current Report on Form 8-K.

There are no current or proposed transactions between the Company and Mr. Davis or his immediate family members that would require disclosure under Item 404(a) of Regulation S-K promulgated by the SEC. There is no arrangement or understanding between Mr. Davis and any other person pursuant to which he has been named Interim Executive Chairman.

The Company’s earnings press release issued on August 4, 2015 included an announcement of Mr. Davis’ appointment to Interim Executive Chairman. The press release is attached at Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.
A slide presentation will be available on the Company’s web site, www.furmanite.com, to support management’s discussion during the conference call, which is scheduled to be held at 10:00 a.m. Eastern time on August 4, 2015. The slide presentation is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1        August 4, 2015 press release
99.2        Slide Presentation dated August 4, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Furmanite Corporation

Date: August 4, 2015	By:	/s/ ROBERT S. MUFF
Robert S. Muff
Chief Financial Officer and Chief Administrative Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	August 4, 2015 press release
99.2	Slide Presentation dated August 4, 2015